Northwestern Mutual Series Fund, Inc.

Select Bond Portfolio

Supplement Dated December 18, 2017

to the

Summary Prospectus for the Select Bond Portfolio Dated May 1, 2017

The following information supplements the Summary Prospectus for the Select Bond Portfolio of Northwestern Mutual Series Fund, Inc. dated May 1, 2017, as supplemented December 15, 2017 (the “Summary Prospectus”), a copy of which you have already received. You should read this Supplement together with the Summary Prospectus.

Revised Reference to Summary Prospectus Date

The Summary Prospectus Supplement dated December 15, 2017 (“Supplement”) contained a typographical error which incorrectly identified the date of the Summary Prospectus being supplemented as May 1, 2016. This date is hereby corrected so that the title information for the Supplement provides as follows: “Supplement Dated December 15, 2017 to the Summary Prospectus for the Select Bond Portfolio Dated May 1, 2017.”

Please retain this Supplement for future reference.